                       Morgan Stanley Pacific Growth Fund
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securit  Purch  Size    Offeri Total     Amount  % of    % of
   y      ase/  of      ng     Amount    of      Offeri  Fund  Brokers    Purcha
Purchas  Trade  Offeri  Price  of        Shares  ng      s                sed
   ed     Date  ng      of     Offerin   Purcha  Purcha  Tota             From
                        Shares g         sed     sed     l
                                         By      By      Asse
                                         Fund    Fund    ts
Capital  11/28    -     S$1.13 $142,00   24,300   0.01%  0.01    China    JPMorg
 Retail   /06                   0,000                     %    Internati    an
 China                                                           onal
 Trust                                                          Capital
                                                                 Corp.
                                                               JPMorgan
                                                               Securitie
                                                               s S.E.A.
                                                               Ltd, UBS
                                                               AG/Singap
                                                               ore, DBS
                                                               Bank, Lim
                                                               Associate
                                                               s Pte Ltd

         12/13    -
          /06                                                    China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                                  on
                                                               Limited,
                                                               Citigroup
                                                                Global
                                                                Markets
                                                                 Asia
 China                  HKD4.0 $1.691,   81,000   0.00%  0.02  Limited,   Citigr
  Coal                    5    000,000                    %     Morgan     oup
 Energy                          ,000                           Stanley    Asia
Company                                                          Dean      Ltd
  Ltd                                                           Witter
                                                                 Asia
                                                               Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                               Citigroup
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                                  on
                                                                Limited

         02/05    -                                                        DBS
Cityspr   /07                                                   Morgan    Vicker
  ing                   S$0.89 $188,00   67,000   0.02%  0.02  Stanley,   s Sec
Infrast                         0,000                     %       DBS      Pte
ructure                                                                    Ltd
 Trust

         04/20    -                                              China
          /07                                                  Internati  Citigr
                                                                 onal      oup
                                                                Capital
                                                               Corporati
                                                                  on
 China                                                         Limited,
 Citic                  HKD5.8 $3,670,   49,000   0.00%  0.02    CITIC
  Bank                    6    372,685                    %    Securitie
 Corp.                                                          s Co.,
Limited                                                          Ltd.,
                                                               Citigroup
                                                                Global
                                                                Markets
                                                                 Asia
                                                               Limited,
                                                                  The
                                                               Hongkong
                                                                  and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                  The
                                                               Hongkong
                                                                  and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                Lehman
                                                               Brothers
                                                                 Asia
                                                               Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                   s
                                                               Corporate
                                                                Finance
                                                                 (HK)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia
                                                               Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                 ICEA
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                                  CCB
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Limited,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                                   s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited